UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 3, 2003

GBC BANCORP

(Exact name of registrant as specified in its charter)

California	0-16213	95-3586596
(State or other Jurisdiction incorporation)	(Commission File Number)	(I.R.S. Employer of Identification No.)

800 West 6th Street, Los Angeles,	California 90017

(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 213/972-4293

(Former name or former address, if changed since last report.

Item 5. Other Events

On October 3, 2003, Cathay Bancorp, Inc. and GBC Bancorp jointly issued a press release announcing the extension of election deadline for GBC Bancorp shareholders making cash/stock elections, receipt of FDIC approval, and designation of directors by Cathay Bancorp. Inc. in connection with the pending merger.

A copy of the joint press release filed herewith as Exhibit 99.1 to this Form 8-K is attached hereto and incorporated by reference herein.

Item 7. Financial Statements and Exhibits

(c)Exhibits

99.1 Press Release dated October 3, 2003

Cathay Bancorp, Inc. and GBC Bancorp Announce Extension of Election Deadline, Receipt of FDIC Approval, and Designation of Directors by Cathay Bancorp, Inc.

LOS ANGELES, Oct. 3 /PRNewswire-FirstCall/ -- Cathay Bancorp, Inc. (Nasdaq: CATY - News) and GBC Bancorp (Nasdaq: GBCB - News) announced today that the deadline for GBC Bancorp shareholders making cash/stock elections in connection with the pending merger between the two companies has been extended to 5:00 p.m., Eastern Time, on Friday, October 10, 2003.

Prior to the election deadline, GBC Bancorp shareholders who have made elections may change their elections by submitting to American Stock Transfer, the Exchange Agent for the pending merger (at the address specified in the Letter of Transmittal/Election Form), a revised Letter of Transmittal/Election Form, properly completed and signed, that is received by the Exchange Agent prior to the election deadline and by otherwise timely complying with the other conditions for valid elections set forth in the Letter of Transmittal/Election Form. GBC Bancorp shareholders who have made elections and submitted their share certificates may at any time prior to the election deadline revoke their elections and withdraw their share certificates deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the election deadline. After the election deadline, GBC Bancorp shareholders may not change or revoke their elections and may not withdraw their share certificates unless the merger agreement is terminated.

Letters of Transmittal/Election Forms were mailed to GBC Bancorp shareholders on or about September 3, 2003. GBC Bancorp shareholders may obtain additional copies of the Letter of Transmittal/Election Form by contacting the Exchange Agent at 1-800-937-5449.

Cathay Bancorp, Inc. received regulatory approval from the Federal Deposit Insurance Corporation on October 2, 2003, for the merger of Cathay Bank and General Bank, and, as previously announced, has received regulatory approval from the California Commissioner of Financial Institutions and the Federal Reserve Board. Completion of the merger, which is subject to the fulfillment or waiver of conditions set forth in the merger agreement, is anticipated to occur by the end of the month.

Cathay Bancorp, Inc. also announced today that, as provided by the terms of the merger agreement, three current directors of GBC Bancorp have been designated by it to join the Cathay General Bancorp board immediately following the completion of the merger. These directors are Peter Wu, Ph.D., to serve as a Class I director with the term expiring at the 2006 annual meeting, Thomas C.T. Chiu, M.D., to serve as a Class II director with the term expiring at the 2004 annual meeting, and Ting Liu, Ph.D. to serve as a Class III director with the term expiring at the 2005 annual meeting. Messrs. Wu, Chiu, and Lin will continue to serve as GBC Bancorp directors until the completion of the merger. Immediately following the completion of the merger, Cathay Bancorp Inc.'s board will consist of 14 members.

ABOUT CATHAY BANCORP, INC. AND GBC BANCORP

Cathay Bancorp, Inc. is the one-bank holding company for Cathay Bank, a California state-chartered bank. Founded in 1962, Cathay Bank offers a wide range of financial services. Cathay Bank currently operates 12 branches in Southern California, eight branches in Northern California, three branches in New York State, one in Houston, Texas, and representative offices in Hong Kong and Shanghai, China. In addition, Cathay Bank's subsidiary, Cathay Investment Company, maintains an office in Taipei. Cathay Bank's website is found at http://www.cathaybank.com .

GBC Bancorp is the one-bank holding company for General Bank, a California state-chartered bank that commenced operations in March 1980. General Bank serves individuals and small to medium-sized businesses through 18 branch offices located in the greater Los Angeles, San Diego, and Silicon Valley areas of California, a branch office in the state of Washington and two branches in Massachusetts. In addition, the Bank's subsidiary, GBC Investment & Consulting Company, Inc., maintains an office in Taipei. GBC Bancorp's website is found at http://www.generalbank.com .

FORWARD-LOOKING STATEMENTS AND OTHER NOTICES

Statements made in this press release, other than statements of historical fact, are forward-looking statements within the meaning of the applicable provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, but are not limited to, such words as "believes," "expects," "anticipates," "intends," "plans," "estimates," "may," "will," "should," "could," "predicts," "potential," "continue," or the negative of such terms and other comparable terminology or similar expressions. Forward-looking statements are not guarantees. They involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance, or achievements, of both companies to be materially different from any future results, performance, or achievements, expressed or implied by such forward-looking statements. Risks and uncertainties that could cause actual results to differ materially from such forward-looking statements include, but are not limited to, factors discussed from time to time in reports filed by Cathay Bancorp, Inc. and GBC Bancorp with the Securities and Exchange Commission (the "SEC"). The forward-looking statements contained in this press release are made as of the date hereof and Cathay Bancorp, Inc. and GBC Bancorp do not assume any obligation to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

In connection with the proposed merger of Cathay Bancorp, Inc. with GBC Bancorp, Cathay Bancorp, Inc. has filed a Registration Statement on Form S-4 with the SEC (which has been declared effective) and will file certain other materials with the SEC from time to time. Because those documents contain important information, you are urged to read them as they become available. When filed with the SEC, they will be available for free on the SEC's website at http://www.sec.gov .

Cathay Bancorp, Inc.'s and GBC Bancorp's filings with the SEC are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov . In addition, requests for documents relating to Cathay Bancorp, Inc. should be directed to Cathay Bancorp, Inc., 777 North Broadway, Los Angeles, CA 90012, Attention: Investor Relations (213) 625-4749. Requests for documents relating to GBC Bancorp should be directed to GBC Bancorp, 800 West Sixth Street, 15th Floor, Los Angeles, CA 90017, Attention: Investor Relations (213) 972-4293.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 3, 2003

                                                                            GBC BANCORP

                                                                            By: /s/ Peter Lowe

                                                                                   Peter Lowe

                                                                                    E.V.P & C.F.O.